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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported) November 17, 1997


                        SOUTHERN MINERAL CORPORATION
           (Exact Name of Registrant as Specified in its Charter)



                NEVADA                       0-8043           36-2068676
       (State or Other Jurisdiction       (Commission      (I.R.S. Employer
             of Incorporation)            File Number)    Identification No.)


          500 Dallas, Suite 2800
              Houston, Texas                                   77002-4708
  (Address of Principal Executive Offices)                     (Zip Code)




      Registrant's telephone number, including area code: (713) 658-9444

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ITEM 5.  OTHER EVENTS.

         On November 17, 1997, Southern Mineral Corporation ("SMC") and Amerac Energy Corporation ("Amerac") issued a press release announcing that they had entered into a definitive agreement for the merger of Amerac with a subsidiary of SMC. Such press release and such agreement are filed herewith.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Acquired Business.  Not applicable.

(b)      Pro Forma Financial Information.  Not applicable.

(c)      Exhibits.

2.1 Agreement and Plan of Merger, dated as of November 17, 1997, by and among SMC, AEC Acquisition Corp. and Amerac.

99.1 Press Release, dated November 17, 1997, announcing the signing of the Agreement and Plan of Merger among SMC and Amerac.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SOUTHERN MINERAL CORPORATION



Date: November 18, 1997             By: /S/ JAMES H. PRICE
                                       ---------------------------------------
                                            James H. Price
                                        Vice President, Finance





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                              INDEX TO EXHIBITS


EXHIBIT
NUMBER
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2.1      Agreement and Plan of Merger, dated as of November 17, 1997, by and among SMC, AEC Acquisition Corp. and Amerac.

99.1 Press Release, dated November 17, 1997, announcing the signing of the Agreement and Plan of Merger among SMC and Amerac.